CONTINGENCIES	12 Months Ended
Nov. 30, 2021
Contingencies
CONTINGENCIES

29.  CONTINGENCIES

a)	On February 18, 2021, Waterproof commenced an action against the Company in which the Plaintiff claimed that the Company misrepresented facts to Waterproof, inducing Waterproof to enter the Amended and Restated Shareholder Agreement (“ARSA”) with the Company. As a result, Waterproof claimed that it has the right to purchase the Waterproof shareholdings from the Company at a fair market value as of May 17, 2019 in accordance with a calculation included in the ARSA. In March 2021, the Company filed a Response to Civil Claim denying the Plaintiffs’ claims, or alternatively, that the purchase price proposed by the Plaintiffs is not binding and does not reflect the full value of Liquid’s interest in Waterpoof. On October 18, 2021, the Company agreed to settle the lawsuit for receipt of $666,683 (CAD$825,000) in exchange for the Company’s 49% interest in Waterproof and resignation of the Company’s representatives from Waterproof’s Board of Directors (Note 10).

b)	On December 1, 2021, a consultant commenced an action against the Company in which the Plaintiff claims that the Company is in breach of contract and owes the consultant 175,000 common shares of the Company and $500,000, or alternatively, 250,000 common shares of the Company valued at $500,000. The Plaintiff is also requesting a judgement for costs, interest, and special damages. In December 2021, the Company filed a Response to Civil Claim denying the Plaintiffs’ claims for which the Plaintiff filed a Reply. The litigation is at an early stage.